Exhibit 99.1Exhibit 99.1

Forward-looking statements and disclaimers Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of any of its contents is prohibited. This presentation includes certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements regarding Silverback Therapeutics, Inc. (the “Company”). These forward-looking statement include, but are not limited to, those regarding the Company’s plans and ability to bring new treatments to patients in need, including potential combination efforts, the progress and expected timing of the Company’s drug development programs and clinical trials, clinical development plans and timelines, regulatory matters, market size and opportunity, the Company’s future financial position, the Company’s strategy and intellectual property matters, and Company estimates regarding expenses, capital requirements, and needs for additional financing. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, among other things, the development of its business, trends in the industry, the legal and regulatory framework for the industry, and future expenditures. Factors that may cause actual results to differ materially include the risk that compounds that appeared promising in early research or clinical trials do not demonstrate safety and/or efficacy in later preclinical studies or clinical trials, the risk that the Company may not obtain approval to market its product candidates, uncertainties associated with performing clinical trials, regulatory filings and applications, risks associated with reliance on third parties to successfully conduct clinical trials, the risks associated with reliance on outside financing to meet capital requirements, and other risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. In light of these risks, uncertainties, contingencies and assumptions, the events or circumstances referred to in the forward-looking statements may not occur. None of the future projections, expectations, estimates or prospects in this presentation should be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such future projections, expectations, estimates or prospects have been prepared are correct or exhaustive or, in the case of the assumptions, fully stated in the presentation. The actual results may vary from the anticipated results and the variations may be material. You are urged to consider statements that include the words may, will, would, could, should, believes, estimates, projects, promise, potential, expects, plans, anticipates, intends, continues, designed, goal, or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties that the Company faces, please refer to the Company’s periodic and other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2Forward-looking statements and disclaimers Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of any of its contents is prohibited. This presentation includes certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements regarding Silverback Therapeutics, Inc. (the “Company”). These forward-looking statement include, but are not limited to, those regarding the Company’s plans and ability to bring new treatments to patients in need, including potential combination efforts, the progress and expected timing of the Company’s drug development programs and clinical trials, clinical development plans and timelines, regulatory matters, market size and opportunity, the Company’s future financial position, the Company’s strategy and intellectual property matters, and Company estimates regarding expenses, capital requirements, and needs for additional financing. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, among other things, the development of its business, trends in the industry, the legal and regulatory framework for the industry, and future expenditures. Factors that may cause actual results to differ materially include the risk that compounds that appeared promising in early research or clinical trials do not demonstrate safety and/or efficacy in later preclinical studies or clinical trials, the risk that the Company may not obtain approval to market its product candidates, uncertainties associated with performing clinical trials, regulatory filings and applications, risks associated with reliance on third parties to successfully conduct clinical trials, the risks associated with reliance on outside financing to meet capital requirements, and other risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. In light of these risks, uncertainties, contingencies and assumptions, the events or circumstances referred to in the forward-looking statements may not occur. None of the future projections, expectations, estimates or prospects in this presentation should be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such future projections, expectations, estimates or prospects have been prepared are correct or exhaustive or, in the case of the assumptions, fully stated in the presentation. The actual results may vary from the anticipated results and the variations may be material. You are urged to consider statements that include the words may, will, would, could, should, believes, estimates, projects, promise, potential, expects, plans, anticipates, intends, continues, designed, goal, or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties that the Company faces, please refer to the Company’s periodic and other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2

Corporate highlights

SILVERBACK THERAPEUTICS

1. ImmunoTAC conjugates are designed to **unlock a new class of targeted immuno-oncology agents** that direct a myeloid cell agonist to the tumor microenvironment for localized activation

2. Emerging clinical data supports **proof-of-mechanism for localized TLR8 agonism and the ImmunoTAC platform**, evidenced by the robust activation of innate and adaptive immune response seen in patients

3. SBT6050 has demonstrated **early signals of anti-tumor activity** as a monotherapy and in combination with a PD-1 inhibitor, with a **manageable safety profile** consistent with an active IO agent

4. Clinical development plan to evaluate SBT6050 in combinations designed to have long-term benefit in early lines of treatment, including **combo with anti-PD1, with Enhertu and with Herceptin/Tukysa**

5. Positive readthrough to Silverback's TLR8 pipeline with **value-generating milestones expected in the next 6-18 months**, including anticipated initiation of SBT6290 (Nectin4) Ph1 study and SBT8230 (HBV) Ph1-enabling studies

3

Advancing a pipeline of systemically delivered, tissue-targeted programs with value-generating milestones expected over the next 6-18 months

SILVERBACK THERAPEUTICS

Asset / Payload	Targeting Antigen	Indication(s)	Preclinical Studies	Phase 1	Phase 2	Anticipated Milestones
SBT6050 TLR8 Agonist	HER2	Breast Cancer, GEA, and NSCLC	**101**: Monotherapy and Combo with PD-1 Inhibitor			• 4Q 2021 – Initiate Libtayo tumor-specific expansion cohorts • 1Q 2022 – Initiate additional Phase 1b tumor-specific expansion cohorts • 1H 2022 – Additional interim Phase 1 dose-escalation data • 2H 2022 – First Phase 1b data and additional Phase 1 data
			201: Combo with Enhertu / Herceptin+Tukysa			• 1Q 2022 – Initiate dosing in combination with Enhertu and with Herceptin+Tukysa • 1H 2023 – Interim combo data
SBT6290 TLR8 Agonist	Nectin4	Bladder Cancer, TNBC, H&N Cancer, and NSCLC				• 4Q 2021 – Submit IND • 1Q 2022 – Initiate Phase 1 dose-escalation
SBT8230 TLR8 Agonist	ASGR1	Chronic Hepatitis B Virus				• 1Q 2022 – Initiate Phase 1-enabling tox studies • 4Q 2022 – Phase 1 regulatory submission

ASGR1 = Asialoglycoprotein Receptor 1 (Liver Localized Protein)
GEA = Gastroesophageal Adenocarcinoma
HER2 = Human Epidermal Growth Factor Receptor 2
H&N = Head and Neck
Nectin4 = Nectin Cell Adhesion Molecule 4
NSCLC = Non-Small Cell Lung Cancer
TLR8 = Toll Like Receptor 8
TNBC = Triple Negative Breast Cancer

4

ImmunoTAC platform strategically pairs antigen binding domains with linker-payloads to modulate pathways underlying serious diseases

SILVERBACK THERAPEUTICS


Antigen binding domain
Linker-payload
Fc region
Library of Proprietary Molecules
Antigen Binding Domains
HER2
Nectin4
ASGR1
Undisclosed
Linker-Payloads
TLR8 Agonist
TGFβR Antagonist
Undisclosed

Robust IP portfolio with **4 issued patents and over 100 patent applications** pending worldwide directed to payloads, conjugates, and antibodies, for use in cancer, virology and fibrosis

5

SBT6050 is designed to localize TLR8 activation of myeloid cells in tumors via a HER2 antibody

SILVERBACK THERAPEUTICS



Antigen Binding Domain: anti-HER2 antibody (pertuzumab)
Payload: TLR8 agonist
Fc region: IgG1
Administered systemically through SC injection
HER2+ NSCLC Tumor
TUMOR CELL
HER2
HER2
FcγR
FcγR
MYELOID CELL
TLR8 Agonist
TLR8 Receptor

6

TLR8 is highly expressed in human myeloid cell types that elicit anti-tumor responses when activated

SILVERBACK THERAPEUTICS


TLR8 Agonism
Direct Effects
Indirect Effects

Macrophages	Dendritic Cells	Myeloid Derived Suppressor Cells	Monocytes	NK Cells	T Cells	B Cells
Direct tumor killing Pro-inflammatory environment Immune cell recruitment	Promote anti-tumor T cell responses and infiltration	Reprogramming to a pro-inflammatory state	Immune cell recruitment Tumor killing and stimulation	Direct tumor killing Creation of a pro-inflammatory environment	Direct tumor killing	Antigen presentation Activate T cells Produce antibodies

***Myeloid cells** can comprise between 5-10% of the tumor, at least twice the prevalence of T cells**

Zhang et al, Journal of Cancer 2019

7

SBT6050



Tumor-localizing antigen: HER2 moderate and high expression (pertuzumab epitope targeted)

Target cell: myeloid cells

Payload: proprietary TLR8 agonist

Next readout: 1H 2022 – additional interim Phase 1 dose-escalation data

Proof-of-mechanism established in 40 patient dose escalation study*

- Pharmacodynamic (PD) markers indicative of myeloid and T/NK cell activation generally increase with dose, plateauing at 0.6 mg/kg
- PD activity is maintained with repeat dosing
- SBT6050 payload detected in intratumoral macrophages and on tumor cells

SBT6050 monotherapy or in combo with pembro has a manageable safety profile

- Common adverse events consistent with immune activation
- Safety profile of SBT6050 in combination with pembrolizumab was similar to SBT6050 monotherapy
- Non-overlapping adverse events with other HER2-directed agents support combination with Enhertu and Herceptin+Tukysa

Early signals of anti-tumor activity in a heavily pre-treated heterogenous population

- Among 18 evaluable patients for tumor types of interest, one Partial Response (PR) (-55%, NSCLC) maintained at the most recent available scan obtained at 36 weeks post-enrollment, and 8 weeks after discontinuing study treatment
- Stable Disease (SD) reported in seven patients

* August 1, 2021 data cut-off date

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Phase 1/1b dose escalation study; projected RP2D determined for expansion cohorts

SILVERBACK THERAPEUTICS

Part 1: monotherapy dose escalation

SBT6050 SC injection Q2W

HER2-expressing (IHC 2+ or 3+) or HER2-amplified advanced cancers

0.3 mg/kg | **0.6 mg/kg** | **0.9 mg/kg** | **1.2 mg/kg**

Part 2: monotherapy tumor specific cohorts

SBT6050 SC injection Q2W

HER2^{expressing} BC, gastric/GEJ, and NSCLC

Part 3: pembrolizumab combination dose escalation

HER2-expressing (IHC 2+ or 3+) or HER2-amplified advanced cancers

SBT6050 SC injection Q2W; pembrolizumab 400 mg IV Q6W

0.15 mg/kg | **0.3 mg/kg** | **0.6 mg/kg***

Part 4: pembrolizumab combination expansion cohort

SBT6050 SC injection Q2W; pembrolizumab 400 mg IV Q6W

HER2^{expressing} solid tumors

Part 5: cemiplimab combination expansion cohort

SBT6050 SC injection Q3W; cemiplimab 350 mg/kg IV Q3W

HER2^{positive} gastric/GEJ cancer, HER2^{expressing} NSCLC

HER2 status:
HER2^{positive} = HER2 IHC 3+ or IHC 2+/amplified
HER2^{expressing} = HER2 IHC 2+, or IHC3+, or amplified
HER2^{low} = HER2 IHC 2+/ not amplified

*Currently enrolling | Data presented are interim data with a data cut-off date of August 1, 2021

9

SBT6050 activation of innate and adaptive immune response may enhance and expand the effectiveness of Libtayo 1 SBT6050 activates myeloid cells, including dendritic cells, which then recruit and activate anti-tumor T cells Induction of myeloid cell activation along with increases in immune cell infiltrate/activation in tumors can result in PD-L1 upregulation 2 Libtayo approved in first-line NSCLC, a prioritized tumor type for Silverback 3 In preclinical mouse tumor model studies, the combination of SBT6050-S and CPI shows increased anti-tumor activity over either 4 agent alone Anti-PD-1 SBT6050-S (10 mg/kg) Anti-PD-1 + SBT6050-S 2000 2000 2000 Anti-PD-1 Combination 1500 1500 1500 EMT6 tumor model with low T cell infiltrate, moderate and 1000 1000 1000 heterogeneous HER2 expression, 500 500 500 and refractory to CPI 0 0 0 0 7 14 21 28 35 42 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Days post-treatment Days post-treatment Days post-treatment 10SBT6050 activation of innate and adaptive immune response may enhance and expand the effectiveness of Libtayo 1 SBT6050 activates myeloid cells, including dendritic cells, which then recruit and activate anti-tumor T cells Induction of myeloid cell activation along with increases in immune cell infiltrate/activation in tumors can result in PD-L1 upregulation 2 Libtayo approved in first-line NSCLC, a prioritized tumor type for Silverback 3 In preclinical mouse tumor model studies, the combination of SBT6050-S and CPI shows increased anti-tumor activity over either 4 agent alone Anti-PD-1 SBT6050-S (10 mg/kg) Anti-PD-1 + SBT6050-S 2000 2000 2000 Anti-PD-1 Combination 1500 1500 1500 EMT6 tumor model with low T cell infiltrate, moderate and 1000 1000 1000 heterogeneous HER2 expression, 500 500 500 and refractory to CPI 0 0 0 0 7 14 21 28 35 42 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Days post-treatment Days post-treatment Days post-treatment 10

Combination with Enhertu and with Tukysa + Herceptin +/- capecitabine are supported by a strong scientific and clinical rationale

SILVERBACK THERAPEUTICS

Enhertu | Herceptin+Tukysa +/- capecitabine	Combination with SBT6050
1 Drive immunogenic tumor cell death and release of tumor neoantigens	» Activates DCs, potentially enhancing presentation of neoantigens and T cell activation
2 Comprised of trastuzumab, capable of ADCC and ADCP	» Induces cytokines that amplify ADCC by NK cells » Downmodulates SIRPα on myeloid cells, increasing ADCP through attenuation of CD47-SIRPα interaction » Pertuzumab backbone is designed to combine with trastuzumab-based regimens
3 Approved for 2L therapy in tumor types of interest	» Designed to overcome common resistance mechanisms to 1L PD-(L)1 refractory patients » Addition of IO could deepen or prolong responses

11

Clinical development plans beyond monotherapy Combination regimen Strategic Initiative (estimated start) 3L+ mBC 2L+ NSCLC Combine with foundational IO therapy to lay Libtayo 3L+ GEA Accelerated approval in late line settings 3L+ GEA groundwork in early lines of treatment (4Q21) 2L+ NSCLC Enhertu 2L+ NSCLC Novel combination with HER2-based cytotoxic (1Q22) 2L+ GEA ADC to seek breakthroughs in 2L+ settings 1 Herceptin + Tukysa 2L+ mBC Novel combination with HER2-targeted therapies (1Q22) 2L+ CRC and chemo to seek breakthroughs in 2L+ settings 1. +/- capecitabine 12Clinical development plans beyond monotherapy Combination regimen Strategic Initiative (estimated start) 3L+ mBC 2L+ NSCLC Combine with foundational IO therapy to lay Libtayo 3L+ GEA Accelerated approval in late line settings 3L+ GEA groundwork in early lines of treatment (4Q21) 2L+ NSCLC Enhertu 2L+ NSCLC Novel combination with HER2-based cytotoxic (1Q22) 2L+ GEA ADC to seek breakthroughs in 2L+ settings 1 Herceptin + Tukysa 2L+ mBC Novel combination with HER2-targeted therapies (1Q22) 2L+ CRC and chemo to seek breakthroughs in 2L+ settings 1. +/- capecitabine 12

SBT6050 is designed to be used in combo with SOC agents such as CPIs and/or trastuzumab-based agents, potentially unlocking large market opportunities

SILVERBACK THERAPEUTICS



Estimated U.S. Incidence of Early-Line HER2-Expressing Patients
Estimated U.S. Incidence of Relapsed or Refractory HER2-Expressing Patients
90,000
60,000
30,000
0
Breast
NSCLC
12,000
6,000
0
GEA[1]
Colorectal
Bladder
Uterine
Pancreas
H&N
Ovarian
Biliary

	Breast	NSCLC	GEA[1]	Colorectal	Bladder	Uterine	Pancreas	H&N	Ovarian	Biliary
Estimated HER2 Expression (IHC 2+/3+) & Amplifications	30%	16-32%	23%	6-13%	9%	17-33%	7-33%	3-50%	5-19%	26%
FDA Approved HER2 Pathway Inhibitors	✓		✓							
FDA Approved HER2 Antibody Drug Conjugates	✓	Phase 2	✓	Phase 2						
FDA Approved Checkpoint Inhibitor	Phase 3	✓	✓	✓	✓	✓		✓		✓

Estimated early-line U.S. cases per year > 160k | Estimated relapsed or refractory U.S. cases per year > 48k

1. Gastroesophageal adenocarcinoma. Includes esophageal, gastric, gastroesophageal junction cancers

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SBT6050 administered alone or in combination with pembrolizumab has a manageable safety profile

SILVERBACK THERAPEUTICS

Most frequent* treatment-related treatment emergent adverse events (TEAEs), by maximum severity

	Part 1: SBT6050 Monotherapy (n=32)			Part 3: SBT6050 + Pembrolizumab (n=8)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Injection site reaction**	15 (46.9%)	11 (34.4%)	1 (3.1%)	5 (62.5%)	2 (25%)	0
Pyrexia	11 (34.4%)	9 (28.1%)	3 (9.4%)	3 (37.5%)	4 (50%)	0
Chills	14 (43.8%)	9 (28.1%)	0	3 (37.5%)	2 (25%)	0
Hypotension	5 (15.6%)	4 (12.5%)	6 (18.8%)	2 (25%)	4 (50%)	0
Nausea	6 (18.8%)	8 (25%)	1 (3.1%)	1 (12%)	4 (50%)	0
Vomiting	5 (15.6%)	9 (28.1%)	0	3 (37.5%)	0	0
Fatigue	0	7 (21.9%)	0	1 (12.5%)	1 (12.5%)	0

* ≥ 20% patients overall in Parts 1 and 3 ** Includes Injection Site Rash

- No ≥ Grade 4 treatment-related TEAEs reported
- No treatment-related TEAEs led to discontinuation
- Grade 3 DLTs observed in Part 1 only and resolved with supportive care. These included hypotension, hypoxia, ISR and fever
- 7 of the 8 patients who reported DLTs continued treatment at a reduced dose
- Transient decreases in hemoglobin are similar across all dose levels

14

PK studies reflect saturation of HER2-mediated clearance at dose levels ≥ 0.6 mg/kg and conjugate stability

SILVERBACK THERAPEUTICS

Serum PK Profiles



0.15 mg/kg + pembro (n=4)
0.3 mg/kg + pembro (n=4)
0.3 mg/kg (n=6)
0.6 mg/kg (n=9)
0.9 mg/kg (n=3)
1.2 mg/kg (n=4)
Serum SBT6050 Concentration (µg/mL)
3
2
1
0
0
7
14
Days Post Dose

Dose-proportional increases in AUC at doses ≥ 0.6 mg/kg

SBT6050 dose (mg/kg)	AUC (µg*d/mL)	*Fold increase*
0.15 + pembro	0.10 ± 0.17	*~15.7x*
0.3 + pembro	1.57 ± 1.19	
0.3	1.16 ± 0.76	*~5.0x*
0.6	5.84 ± 2.57	*~1.4x*
0.9	8.14 ± 3.55	*~1.5x*
1.2	12.6 ± 2.6	

Mean values increased greater than dose proportionally up to 0.6 mg/kg (~5-fold from 0.3 to 0.6 mg/kg), but proportionally at dose levels ≥ 0.6 mg/kg

Free payload is not detected in ~98% of serum samples

Dose Range (mg/kg)	Frequency of Free Payload Detection (n=136 blood samples)		Free Payload Concentrations (nM)	Reference Payload Potency (nM)
0.15 to 1.2	Not quantifiable	133	Below LLOQ[1]	EC_{50} ~100
	quantifiable	3	0.05-0.09	LAC[2] ~50

1. LLOQ = Lower Limit of Quantitation (0.04 nM)
2. LAC = Lowest Active Concentration

15

Induction of PD biomarkers of myeloid cell activation observed across all dose levels and generally plateau at 0.6 mg/kg IP-10 MCP-1 IL-6 5000 3000 30000 20000 4000 2000 10000 3000 1000 1000 2000 75 1000 50 25 0 0 0 Part 1: SBT6050 Monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.30 mg/kg + 400 mg pembro For MCP-1 and IP-10, peak levels were significantly higher (unpaired t-test, p ≤0.05) at 0.6 mg/kg vs. lower dose levels, while no significant differences in peak levels were observed across the 0.6 to 1.2 mg/kg dose levels for any analyte 16 IP-10 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak MCP-1 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak IL-6 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline PeakInduction of PD biomarkers of myeloid cell activation observed across all dose levels and generally plateau at 0.6 mg/kg IP-10 MCP-1 IL-6 5000 3000 30000 20000 4000 2000 10000 3000 1000 1000 2000 75 1000 50 25 0 0 0 Part 1: SBT6050 Monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.30 mg/kg + 400 mg pembro For MCP-1 and IP-10, peak levels were significantly higher (unpaired t-test, p ≤0.05) at 0.6 mg/kg vs. lower dose levels, while no significant differences in peak levels were observed across the 0.6 to 1.2 mg/kg dose levels for any analyte 16 IP-10 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak MCP-1 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak IL-6 (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak

Induction of IFNg, a biomarker of T and NK cell activation, observed across all dose levels and generally plateaus at 0.6 mg/kg Activation of DCs in lymph nodes drives expansion of IFNg polyfunctional tumor reactive T cells 1500 Lymph Node Tumor 1000 500 Dendritic cell 200 150 100 Antigen (from tumor) 50 0 Naïve T cell Activated tumor-specific T cell Part 1: SBT6050 Monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.30 mg/kg + 400 mg pembro 17 IFNγ (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline PeakInduction of IFNg, a biomarker of T and NK cell activation, observed across all dose levels and generally plateaus at 0.6 mg/kg Activation of DCs in lymph nodes drives expansion of IFNg polyfunctional tumor reactive T cells 1500 Lymph Node Tumor 1000 500 Dendritic cell 200 150 100 Antigen (from tumor) 50 0 Naïve T cell Activated tumor-specific T cell Part 1: SBT6050 Monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.30 mg/kg + 400 mg pembro 17 IFNγ (pg/mL) Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak Baseline Peak

PD activity is maintained with repeat dosing IP-10 MCP-1 IL-6 6000 3000 8000 2000 6000 4000 4000 1000 2000 2000 75 50 1000 25 0 0 0 IFNg 600 Part 1: SBT6050 Monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 400 0.6 mg/kg 1.2 mg/kg 0.30 mg/kg + 400 mg pembro 200 0 18 IP-10 (pg/mL) IFNg (pg/mL) Dose 1 Dose 1 Dose 4 Dose 4 Dose 1 Dose 1 Dose 4 Dose 4 Dose 1 Dose 1 Dose 4 Dose 4 Dose 1 Dose 1 Dose 4 Dose 4 Dose 1 Dose 1 Dose 4 Dose 4 Dose 1 Dose 1 Dose 4 Dose 4 MCP-1 (pg/mL) Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 IL-6 (pg/mL) Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4 Dose 1 Dose 4

SBT6050 payload is detected on tumor cells and in intratumoral macrophages, supporting the proposed mechanism of action in the TME SBT6050 payload is detected on tumor cells and in intratumoral macrophages of patients dosed at 0.6 mg/kg HER2 IHC 1+ breast cancer HER2 IHC 3+ breast cancer 19SBT6050 payload is detected on tumor cells and in intratumoral macrophages, supporting the proposed mechanism of action in the TME SBT6050 payload is detected on tumor cells and in intratumoral macrophages of patients dosed at 0.6 mg/kg HER2 IHC 1+ breast cancer HER2 IHC 3+ breast cancer 19

SBT6050 demonstrated early signals of anti-tumor activity in tumor types prioritized for expansion cohorts Part 1: SBT6050 monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.3 mg/kg + 400 mg pembro Figure includes patients with tumor types prioritized for expansion cohorts (breast, gastroesophageal, NSCLC), who have restaging CT scans evaluable per RECIST 20SBT6050 demonstrated early signals of anti-tumor activity in tumor types prioritized for expansion cohorts Part 1: SBT6050 monotherapy Part 3: SBT6050 + pembrolizumab 0.3 mg/kg 0.9 mg/kg 0.15 mg/kg + 400 mg pembro 0.6 mg/kg 1.2 mg/kg 0.3 mg/kg + 400 mg pembro Figure includes patients with tumor types prioritized for expansion cohorts (breast, gastroesophageal, NSCLC), who have restaging CT scans evaluable per RECIST 20

Adverse events do not change with repeat dosing; PR maintained while off study Partial Response 1 Stable Disease Progressive Disease Non-Evaluable Time Off-Study Part 1: SBT6050 monotherapy 0.3 mg/kg 0.9 mg/kg 0.6 mg/kg 1.2 mg/kg Part 3: SBT6050 combination with pembrolizumab 0.15 mg/kg + 400 mg pembro 0.30 mg/kg + 400 mg pembro • Overall response in patients with RECIST-evaluable CT scans (n=24) was PR: n=1, SD: n=8, PD: n=15. Figure includes patients with tumor types prioritized for expansion cohorts (breast, gastroesophageal, NSCLC), who have restaging CT scans evaluable per RECIST • Interim data as of August 1, 2021 1. Patient classified as progressive disease based on a new 5mm CNS lesion, but remains on study and demonstrated a 3% reduction in target lesions 21Adverse events do not change with repeat dosing; PR maintained while off study Partial Response 1 Stable Disease Progressive Disease Non-Evaluable Time Off-Study Part 1: SBT6050 monotherapy 0.3 mg/kg 0.9 mg/kg 0.6 mg/kg 1.2 mg/kg Part 3: SBT6050 combination with pembrolizumab 0.15 mg/kg + 400 mg pembro 0.30 mg/kg + 400 mg pembro • Overall response in patients with RECIST-evaluable CT scans (n=24) was PR: n=1, SD: n=8, PD: n=15. Figure includes patients with tumor types prioritized for expansion cohorts (breast, gastroesophageal, NSCLC), who have restaging CT scans evaluable per RECIST • Interim data as of August 1, 2021 1. Patient classified as progressive disease based on a new 5mm CNS lesion, but remains on study and demonstrated a 3% reduction in target lesions 21

SBT6050 conferred clinical benefit to patients with heavily pre-treated, advanced solid tumors

SILVERBACK THERAPEUTICS

	NSCLC HER2 IHC 2+ Not amplified	Breast Cancer HER2 IHC 3+	Bladder Cancer HER2 IHC 2+ Amplification unknown	Breast Cancer HER2 IHC 3+	Breast Cancer HER2 IHC 3+	Gastric Cancer HER2 IHC 3+
Age	67F	73F	60M	48F	40F	49M
Dose	0.3 mg/kg monotherapy	0.3 mg/kg monotherapy	0.6 mg/kg monotherapy	1.2 mg/kg monotherapy (decreased to 0.6 mg/kg at dose 3)	0.3 mg/kg plus pembro	0.3 mg/kg plus pembro
Treatment Duration	**26 weeks** (11 doses)	**33 weeks** (17 doses)	**>8 weeks** and remains on treatment	**>21 weeks** and remains on treatment, per investigator decision	**>8 weeks** and remains on treatment	**>8 weeks** and remains on treatment
Prior Lines of Therapy	**3 prior lines** with progression on prior PD-1 treatment	**7+ prior lines** including HER2-ADC and HER2 targeted therapy	**2 prior lines** including anti-PD-L1 and cisplatin-gemcitabine	**4 prior lines** including HER2-ADC, anti-PD-L1, and HER2 targeted therapy	**3+ prior lines** including HER2-based cytotoxic ADC and HER2 targeted therapy	**1 prior line** including HER2 targeted therapy
Best Response	**Confirmed Partial Response** (-55%) Response ongoing at 36 weeks from first dose	**Stable Disease** (+2%) Maintained stable disease through 24-week scan	**Stable Disease** (-2.7%)	**Progressive Disease** (-3% in target lesions) PD based on new 5mm CNS lesion	**Stable Disease** (-20%)	**Stable Disease** (0%) Decreasing tumor marker (CA19-9 decrease from 135 to 64 U/mL)

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Safety profile, PK, and PD data support a projected RP2D of 0.6 mg/kg At the 0.6 mg/kg dose level: ✓ Safety and tolerability profile consistent with an immune activator and manageable ✓ Serum PK suggests HER2 target saturation ✓ Pharmacodynamic markers indicative of myeloid, T/NK cell activation reach a plateau ✓ Payload is detected in intratumoral macrophages and on tumor cells ✓ Signals of anti-tumor activity, as single agent or in combo, observed at doses at or above 0.15 mg/kg 23Safety profile, PK, and PD data support a projected RP2D of 0.6 mg/kg At the 0.6 mg/kg dose level: ✓ Safety and tolerability profile consistent with an immune activator and manageable ✓ Serum PK suggests HER2 target saturation ✓ Pharmacodynamic markers indicative of myeloid, T/NK cell activation reach a plateau ✓ Payload is detected in intratumoral macrophages and on tumor cells ✓ Signals of anti-tumor activity, as single agent or in combo, observed at doses at or above 0.15 mg/kg 23

SBT6290



Tumor-targeting antigen: Nectin4

Target cell: myeloid cells

Payload: proprietary TLR8 agonist

Next milestones:
- 4Q 2021 - submit IND
- 1Q 2022 - initiate Phase 1 dose-escalation

SBT6290 comprises the same TLR8 agonist linker-payload used in SBT6050, conjugated to a proprietary Nectin4-directed monoclonal antibody

- Nectin4 is a clinically validated target by Seagen through the 2019 accelerated approval of ADC enfortumab vedotin (Padcev) in bladder cancer
- SBT6290 is tuned for activity in settings of Nectin4 moderate to high expression
- Preclinical studies demonstrate a similar functional profile to SBT6050, with robust anti-tumor activity and upregulation of key cytokines and chemokines in tumor that are indicative of myeloid and T/NK cell activation
- Non-GLP toxicology studies with SC administration in NHP indicate a favorable therapeutic window
- Pre-IND alignment with FDA on preclinical, CMC, and clinical plan was achieved in February 2021
- GLP toxicology study completed, with IND filing on track for the fourth quarter of 2021

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SBT6290 is selective for Nectin4 and blocks TIGIT:Nectin4 interaction SBT6290 is Selective for Nectin4 SBT6290 binding domain blocked TIGIT binding to Nectin4-expressing tumor cells Nectin Family Members Binding Affinity Nectin4 <1 pM 100 Nectin1 No binding detected; affinity is 75 Nectin2 >1µM Nectin3 50 SBT6290 Binds With High Affinity to Tumor Cells Expressing 25 Nectin4 0 SBT6290 mAb Isotype control Medium 25 % Inhibition of TIGIT Binding

SBT6290 activates human myeloid cells in a Nectin4- and Fc-dependent manner SBT6290 Activity is Nectin4-Dependent SBT6290 Activity Requires Fc Engagement pos neg Nectin4 cell line Nectin4 cell line pos Nectin4 cell line 26SBT6290 activates human myeloid cells in a Nectin4- and Fc-dependent manner SBT6290 Activity is Nectin4-Dependent SBT6290 Activity Requires Fc Engagement pos neg Nectin4 cell line Nectin4 cell line pos Nectin4 cell line 26

SBT6290-S demonstrates robust single agent activity in vivo Nectin4-Expressing EMT6 Mouse Model Isotype Control (10 mg/kg) Unconjugated Nectin4 mAb (10 mg/kg) SBT6290-S (10 mg/kg) 1500 1500 1500 1000 1000 1000 500 500 500 0 0 0 0 7 14 21 28 35 42 49 56 0 7 14 21 28 35 42 49 56 0 7 14 21 28 35 42 49 56 Days post-treatment Days post-treatment Days post-treatment Dosing days Myeloid Cell Activation T/NK Cell Activation MCP1 IP-10 IFNγ IL-2 5000 250 25000 15000 4000 200 20000 Induction of innate and 10000 150 3000 15000 adaptive immune 100 2000 10000 5000 response in the tumor 50 1000 5000 0 0 0 0 Unconjugated SBT6290-S Unconjugated SBT6290-S Unconjugated SBT6290-S Unconjugated SBT6290-S Nectin4 mAb Nectin4 mAb Nectin4 mAb Nectin4 mAb 27 3 Tumor Volume (mm ) pg/g tissue 3 Tumor Volume (mm ) pg/g tissue pg/g tissue 3 Tumor Volume (mm ) pg/g tissueSBT6290-S demonstrates robust single agent activity in vivo Nectin4-Expressing EMT6 Mouse Model Isotype Control (10 mg/kg) Unconjugated Nectin4 mAb (10 mg/kg) SBT6290-S (10 mg/kg) 1500 1500 1500 1000 1000 1000 500 500 500 0 0 0 0 7 14 21 28 35 42 49 56 0 7 14 21 28 35 42 49 56 0 7 14 21 28 35 42 49 56 Days post-treatment Days post-treatment Days post-treatment Dosing days Myeloid Cell Activation T/NK Cell Activation MCP1 IP-10 IFNγ IL-2 5000 250 25000 15000 4000 200 20000 Induction of innate and 10000 150 3000 15000 adaptive immune 100 2000 10000 5000 response in the tumor 50 1000 5000 0 0 0 0 Unconjugated SBT6290-S Unconjugated SBT6290-S Unconjugated SBT6290-S Unconjugated SBT6290-S Nectin4 mAb Nectin4 mAb Nectin4 mAb Nectin4 mAb 27 3 Tumor Volume (mm ) pg/g tissue 3 Tumor Volume (mm ) pg/g tissue pg/g tissue 3 Tumor Volume (mm ) pg/g tissue

Nectin4 is overexpressed in bladder, TNBC, H&N, and NSCLC, among other indications, unlocking a large opportunity in an untapped market

SILVERBACK THERAPEUTICS

Nectin4 Overexpression Across Select Tumor Types



48,000
10,000
21,000
3,000
11,000
2,000
101,000
58,000

	Bladder	TNBC	H&N	NSCLC
Estimated Nectin4 Moderate – High IHC Expression	60-83%[1]	53-78%[1]	18-59%[1]	30-58%[2]

Estimated U.S. Incidence of Early-Line Nectin4-Expressing Patients

Estimated U.S. Incidence of Relapsed or Refractory Nectin4-Expressing Patients

181k estimated early-line U.S. cases per year

73k estimated relapsed or refractory U.S. cases per year

Nectin4-Targeted Therapies in Development

	Bladder	Breast	Lung	H&N	GEC
Approved	Seagen[3]				
Ph 3	Seagen				
Ph 2 – Solid Tumor Basket Study		Seagen	Seagen	Seagen	Seagen
Ph 1 – Solid Tumor Basket Study	bicycle therapeutics	bicycle therapeutics	bicycle therapeutics	bicycle therapeutics	bicycle therapeutics

[1]Challita-Eid et al *Cancer Research* 2016, et al. | [2] Takano et al *Cancer Research* 2009 | [3] Padcev accelerated approval

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SBT8230 provides opportunity to further realize potential of SBT8230 TLR8 agonism with liver-localized activity, if approved ▪ Potent IFNγ-mediated immune response and seroconversion, which TLR8 agonism has been shown to drive, is key determinant of achieving a functional cure in cHBV ▪ Clinical validation provided by Gilead’s untargeted, orally administered TLR8 agonist small molecule selgantolimod (GS-9688) Liver-targeting antigen: ASGR1 ▪ SBT8230 binds to ASGR1 (GalNAc target) and is combinable with RNAi Target cell: myeloid cells approaches and other cHBV therapies Payload: proprietary TLR8 agonist ▪ Designed to achieve exposure not possible with untargeted, systemically administered TLR8 agonists Indication: cHBV ▪ Exploratory NHP toxicology study demonstrates wide therapeutic Next milestone: window • 1Q 2022 - initiate IND-enabling tox studies ▪ Early CMC activities initiated, including selection of the clone and creation of a master cell bank 29

ASGR1-TLR8 potently activated human myeloid cells, resulting in a robust IFNg response TNFa: Myeloid Activation, Potent IFNγ Activation Increased Viral Ag Presentation 90000 15000 10000 Lead conjugate Unconjugated mAb 60000 5000 Control conjugate 0 0.01 0.1 1 10 100 1000 30000 Concentration (nM) IL-18: Synergized with IL-12: DC Activation IL-12 for Th1 Response 0 100 0.01 0.1 1 10 100 1000 30000 80 Concentration (nM) 20000 60 40 10000 Lead conjugate 20 Unconjugated mAb 0 0 0.01 0.1 1 10 100 1000 0.01 0.1 1 10 100 1000 Control conjugate Concentration (nM) Concentration (nM) 30 IL-12 (pg/mL) TNFa (pg/mL) IL-18 (pg/mL) IFNg (pg/mL)ASGR1-TLR8 potently activated human myeloid cells, resulting in a robust IFNg response TNFa: Myeloid Activation, Potent IFNγ Activation Increased Viral Ag Presentation 90000 15000 10000 Lead conjugate Unconjugated mAb 60000 5000 Control conjugate 0 0.01 0.1 1 10 100 1000 30000 Concentration (nM) IL-18: Synergized with IL-12: DC Activation IL-12 for Th1 Response 0 100 0.01 0.1 1 10 100 1000 30000 80 Concentration (nM) 20000 60 40 10000 Lead conjugate 20 Unconjugated mAb 0 0 0.01 0.1 1 10 100 1000 0.01 0.1 1 10 100 1000 Control conjugate Concentration (nM) Concentration (nM) 30 IL-12 (pg/mL) TNFa (pg/mL) IL-18 (pg/mL) IFNg (pg/mL)

ASGR1-S reduces Hepatitis B surface antigen (HBsAg) and drives seroconversion in AAV-HBV mouse model HBsAg plasma levels Seroconversion p= < 0.0001 p= 0.02 ASGR1-S lowered average plasma viral DNA titers 2.5 logs 31ASGR1-S reduces Hepatitis B surface antigen (HBsAg) and drives seroconversion in AAV-HBV mouse model HBsAg plasma levels Seroconversion p= < 0.0001 p= 0.02 ASGR1-S lowered average plasma viral DNA titers 2.5 logs 31

Multiple preclinical programs to expand ImmunoTAC platform IO TLR8 Programs ▪ Two additional undisclosed IO targets may enable us to expand coverage of solid tumor indications ▪ Same TLR8 linker-payload utilized in SBT6050 and SBT6290 and similar in vitro functional profile Liver-Directed TGFβRi ImmunoTAC for Liver Fibrosis ▪ Designed for liver-localized TGFβ signaling inhibition for anti-fibrotic effects ▪ Designed to inhibit the TGFβR directly for complete pathway inhibition ▪ Blockade of TGFβ/SMAD signaling in hepatocytes in mice (CCl4 model) prevents liver fibrosis Additional Discovery Programs ▪ Additional ImmunoTAC conjugates comprised of novel payload classes in preclinical development and entering in vivo models 32Multiple preclinical programs to expand ImmunoTAC platform IO TLR8 Programs ▪ Two additional undisclosed IO targets may enable us to expand coverage of solid tumor indications ▪ Same TLR8 linker-payload utilized in SBT6050 and SBT6290 and similar in vitro functional profile Liver-Directed TGFβRi ImmunoTAC for Liver Fibrosis ▪ Designed for liver-localized TGFβ signaling inhibition for anti-fibrotic effects ▪ Designed to inhibit the TGFβR directly for complete pathway inhibition ▪ Blockade of TGFβ/SMAD signaling in hepatocytes in mice (CCl4 model) prevents liver fibrosis Additional Discovery Programs ▪ Additional ImmunoTAC conjugates comprised of novel payload classes in preclinical development and entering in vivo models 32

Led by a veteran team with a track record of advancing transformative therapies

SILVERBACK THERAPEUTICS

Leadership Team



Laura Shawver, PhD
Chief Executive Officer
synthorx, CLEAVE Biosciences, SUGEN



Valerie Odegard, PhD
President, CSO
Juno Therapeutics, novo nordisk, TRUBION



Naomi Hunder, MD
Chief Medical Officer
SeattleGenetics, AcertaPharma



Jonathan Piazza
Chief Financial Officer
Goldman Sachs, BARCLAYS, Abbott



Sateesh Natarajan, PhD
SVP, CMC
TRUBION, Dr.Reddy's



Jeffrey Pepe, JD, PhD
SVP, General Counsel
TRUBION, Seed IP



Scott Moorefield, PhD
SVP, Business Development
BOUNDLESS BIO, Genentech



Russ Hawkinson
SVP, Finance
THERACLONE SCIENCES, EY, Corixa

Board of Directors

Peter Thompson, MD *Co-Founder, Chairman*	OrbiMed	synthorx
Vickie Capps	NUVASIVE	synthorx
Rob Hershberg, MD, PhD	Celgene	VentiRx
Saqib Islam, JD	SpringWorks	moderna
Maria Koehler, MD, PhD	REPARE THERAPEUTICS	Pfizer
Andrew Powell, JD	MEDIVATION	synthorx
Jonathan Root, MD	USVP	
Thilo Schroeder, MD	nextech	
Laura Shawver, PhD	synthorx	CLEAVE

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Corporate highlights

SILVERBACK THERAPEUTICS

1. ImmunoTAC conjugates are designed to **unlock a new class of targeted immuno-oncology agents** that direct a myeloid cell agonist to the tumor microenvironment for localized activation

2. Emerging clinical data supports **proof-of-mechanism for localized TLR8 agonism and the ImmunoTAC platform**, evidenced by the robust activation of innate and adaptive immune response seen in patients

3. SBT6050 has demonstrated **early signals of anti-tumor activity** as a monotherapy and in combination with a PD-1 inhibitor, with a **manageable safety profile** consistent with an active IO agent

4. Clinical development plan to evaluate SBT6050 in combinations designed to have long-term benefit in early lines of treatment, including **combo with anti-PD1, with Enhertu and with Herceptin/Tukysa**

5. Positive readthrough to Silverback's TLR8 pipeline with **value-generating milestones expected in the next 6-18 months**, including anticipated initiation of SBT6290 (Nectin4) Ph1 study and SBT8230 (HBV) Ph1-enabling studies

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Thank youThank you